Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 15A through 15E correctly, the correct answers are as follows:

15.A) Custodian/Subcustodian: Royal Bank of Canada
15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Toronto    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: Canada     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      						X

15.A) Custodian/Subcustodian: Deutsche Bank AG
15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Frankfurt    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: Germany     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      						X

15.A) Custodian/Subcustodian: Deutsche Bank AG
15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Mumbai    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: India     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      						X

15.A) Custodian/Subcustodian: Sumitomo Mitsui Banking Corporation
15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Tokyo    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: Japan     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      						X

15.A) Custodian/Subcustodian: Deutsche Bank AG
15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Seoul    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: Korea, Republic of     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      						X

15.A) Custodian/Subcustodian: KAS Bank N.V.
15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Amsterdam    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: The Netherlands     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':


TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      						X

15.A) Custodian/Subcustodian: United Overseas Bank Ltd. (UOB)
15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Singapore    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: Singapore     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      						X

15.A) Custodian/Subcustodian: Standard Corporate and Merchant Bank 15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Johannesberg    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: South Africa     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      						X

15.A) Custodian/Subcustodian: Citibank, N.A.
15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Caracas    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: Venezuela     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      						X

15.A) Custodian/Subcustodian: Hongkong and Shanghai Banking Corporation (HSBC) 15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Ho Chi Minh City    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: Vietnam     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      						X

15.A) Custodian/Subcustodian: Barclays Bank of Zambia Plc.
15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Lusaka    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: Zambia     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      						X

15.A) Custodian/Subcustodian: Barclays Bank of Zimbabwe Limited
15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Harare    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: Zimbabwe     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      						X